Value Investing in Small Companies For Over 20 Years

                   THE
                  ROYCE
                  FUNDS

       Royce Low-Priced Stock Fund
         Royce Total Return Fund
       Royce Global Services Fund
        Royce Equity Income Fund

          1996 Annual Report



         WWW.ROYCEFUNDS.COM

                                    The Royce Funds

  When we took over the management of Pennsylvania Mutual Fund in mid-1973, small-cap stocks were those under $300 million in market capitalization, not under $1 billion as they are now defined. This considerable capitalization drift has permanently changed the small-cap landscape. Small-cap stocks are no longer "small" by previous standards; no longer "unknown" given that the sector is now regarded as a professional asset class; and no longer "under-owned" as the number of small-cap mutual fund offerings has grown to well over 400.

                                   TWO DISTINCT MARKETS

  Given the changes in the small-cap universe (most of which have occurred since
  1991), we believe that the small-cap market should now be viewed as two markets in one: small-cap at the upper end and micro-cap at the lower end of the capitalization range.

              SMALL-CAP                                    MICRO-CAP
      $300 million - $1 billion                     $5 million - $300 million
            1,400 companies                               6,500 companies
   $810 billion total capitalization           $470 billion total capitalization

DIFFERENT
PERFORMANCE

DIFFERENT
LIQUIDITY

DIFFERENT
INSTITUTIONAL
ACCEPTANCE

                 TWO CORE FUNDS: DISTINCT STRATEGIES FOR DISTINCT MARKETS

The Firm uses a two pronged approach, which incorporates both the small and micro-cap investment universes. We believe that higher portfolio concentration is necessary for delivering above average results at the upper end and that diversification is both necessary and appropriate at the lower end. These two Funds represent THE ROYCE FUNDS' core investment strategies.

        ROYCE PREMIER                   ROYCE MICRO-CAP
   - Small-cap orientation         - Micro-cap orientation
   - Concentrated portfolio        - Broadly diversified

THE ROYCE FUNDS'
TWO CORE
PHILOSOPHIES

                               COMBINED PORTFOLIOS

Portfolios incorporate approximately equal weightings of each capitalization (small and micro-cap) strategy.

                               PENNSYLVANIA MUTUAL

                                     PMF II

                                   ROYCE VALUE

                                ROYCE GIFTSHARES
THE PENNSYLVANIA
MUTUAL FUND
BLENDED STYLE OF
INVESTING
REMAINS OUR
FLAGSHIP APPROACH.

              STOCK SELECTION - COMPANY AND SECTOR SPECIFIC THEMES

  Stock selection for THE ROYCE FUNDS incorporates low valuation securities with attractive risk/reward characteristics. These valuation principles are combined with specific company attributes, such as assets, dividends, cash flow, markets and price. THE ROYCE FUNDS have introduced some of these opportunistic, company specific, selection themes in funds. Virtually all securities used by these funds are also found in the core portfolios.

Royce Low-Priced      Royce Total Return               Royce Global Services
Stocks under $15      Royce Equity Income              Globally oriented service
                                                       companies

                      Dividend-paying securities

                                     [Logo]

Dear Fellow Shareholders:

We are pleased to present our 1996 investment results and                [Photo]
our new Annual Report format. Included in this report are
Royce Low-Priced Stock, Royce Total Return, Royce Equity            Charles M. Royce,
Income and Royce Global Services performance, diagnostics,         President and Chief
financial statements and a shareholder letter. This new,           Investment Officer
combined Annual Report reflects specific capitalization
strategies and selection themes, around which the
individual fund portfolios are managed and displayed (as
shown on the front inside cover).


The year was a good one in terms of absolute and relative performance, and consistent with our long held tenet -- when a disciplined value approach is combined with small company investing, above average returns with lower volatility are possible. This core belief has formed the basis for our approach which emphasizes risk management and consistency of application. We believe that a system for rational decision making, whose basic premise is that the price one pays for an investment makes a significant difference in the returns one receives, is more important than ever.


We invite your comments.

Sincerely,

CHARLES M. ROYCE
Charles M. Royce
President



                  1996 PERFORMANCE RESULTS

THROUGH 12/31/96:       RLP        RTR        REI        RGS
                       -----      -----      -----      -----
Last 3 months           5.1%       7.9%       6.5%       5.7%
Last 6 months           0.9%       9.8%       7.9%       6.4%
1996                   22.8%      25.5%      16.5%      14.6%

                         ANNUAL REPORT REFERENCE GUIDE

   Royce Total Return Fund was awarded a 5 Star (*****) rating by Morningstar out of 1,826 equity funds for the period ended 12/31/96...SEE PAGE 7.

   Royce Low-Priced Stock Fund's first 3 years of performance history resulted in a 15.7% average annual total return...SEE PAGE 5.

   Royce Equity Income Fund's risk averse approach generated a 5-year average annual total return of 12.1%...SEE PAGE 9.

   Royce Global Services Fund has provided an 18.1% average annual total return since inception...SEE PAGE 11.

   For Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Financial Highlights and Notes to Financial Statements...SEE PAGES 12-16.

   See accompanying Schedules of Investments.

THE ROYCE FUNDS

VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS

        Small-cap securities were bullied in 1996 for a third straight     [MAN]
year by their large-cap brethren. After running even in the first six months, small-cap stocks fell behind in the more volatile second half. For the full year, the Russell 2000 Index of small-cap stocks was up 16.5% versus a gain of 23.0% for the large-cap oriented S&P 500 Index.

        Perhaps the more interesting story in 1996 was the return of market volatility. The Russell 2000 recorded four down months in 1996, twice as many as in 1995. According to the independent mutual fund evaluation service, Morningstar, 361 mutual funds, or 16% of the 2,255 diversified funds that invest primarily in domestic stocks, lost money in the fourth quarter, as did one of every three small-cap funds. More funds were in the red for the fourth quarter than in the previous three quarters combined. We believe that a higher level of volatility often precedes a period of lower returns.

        Combined with increased volatility was a change in market leadership among small-cap stocks during the second half. The value style of investing, which was the market laggard earlier in the year, became a market leader during the latter half. From the first of the year through the Russell 2000 peak on May 22, the Russell 2000 Value Index was up 10.3% while the Russell 2000 Growth Index was up a robust 20.9%. However, from the Russell 2000 peak in May through year-end, the Russell 2000 Value Index recorded a gain of 10.1% versus a decline of 8.0% for the Russell 2000 Growth Index, quite a reversal of events and perhaps a harbinger for the market in 1997.

THE THRILL OF REWARD AND THE DENIAL OF RISK

        Investment risk and reward are rarely discussed together, as investors typically focus on one or the other at a time. When times are good, the return portion of the equation dominates investors' conversations, and when times are bad, the risk portion moves to center stage. Although the most recent small-cap cycle clearly favored the "return" component, the "risk" segment is always worthy of equal consideration because it impacts the path of long-term returns. Risk involves both uncertainty and possibility of loss. Both aspects are measurable, and both are paramount to the Funds' management philosophy.

        To simplify matters, "uncertainty" relates to fund volatility and is best measured using two gauges, standard deviation and beta. As the following table indicates, Royce Total Return Fund ("RTR") and Royce Equity Income Fund ("REI") were among the "lowest risk" funds within their respective objective categories as tracked by Morningstar, while Royce Low-Priced Stock Fund's risk rankings were lower than its peers. Rankings for all three Funds were for the last three years.

                           MORNINGSTAR RISK*

                                 RTR             REI               RLP
                                 RANK            RANK              RANK
                                 ----            ----              ----
Standard Deviation                1                2               109
Beta                              1                2                13
Mstar Risk Ratio                  1               16                64


* As of December 31, 1996. Ranking of the lowest to highest out of the 242 funds in Morningstar's small-cap objective category (RTR and RLP) and the 91 funds in the equity income income objective (REI) with at least 3 years of history. Please read the Prospectus for a more complete discussion of risk.

        "Possibility of loss" is perhaps more important than statistical measures of volatility because it takes into account a fund's actual down market results. Morningstar risk ratio actually measures the concept of possibility of loss more effectively because it considers a fund's underperformance (on a monthly basis) relative to a safe and attainable return (3-month Treasury bills). Using this methodology also, Royce Total Return Fund and Royce Equity Income Fund can be considered "below-average risk."

        While we use various techniques to reduce risk, we cannot prevent the Funds' net asset values from going down during market downdrafts. However, REI, RTR and RLP typically have not declined as much during difficult periods when compared to their benchmark index, the Russell 2000. Over the last seven years, there have been seven down quarters for the Russell 2000. In six out of seven quarters, REI outperformed the Index, while RTR and RLP both outperformed the Russell 2000 in all three down quarters since their inception. (Note: Since Royce Global Services' inception, the Morgan Stanley World Index has not had any down quarters.)



                     RUSSELL 2000 DOWN QUARTER PERFORMANCE

  QTR       RUSSELL
 ENDED       2000       REI       RTR      RLP
--------    -------    ------    -----    -----
12/31/94      -1.9 %     -2.8%    +1.5%    +0.6%
 6/30/94      -3.9       -1.7     +0.2     -1.2
 3/31/94      -2.7       -1.5     -0.6     -2.4
 6/30/92      -6.8       -1.0
 6/30/91      -1.6       +0.8
 9/30/90     -24.5      -16.1
 3/31/90      -2.1       +0.6

                REI OUTPERFORMED THE RUSSELL 2000 IN 6 OUT OF 7
                     DOWN QUARTERS SINCE ITS INCEPTION.


                      RTR AND RLP OUTPERFORMED THE INDEX IN
                    ALL DOWN QUARTERS SINCE THEIR INCEPTION.



        Our focus on risk management remains an important part of our investment process. While individual market phases reward different risk profiles at different times, central to the management of the Funds is a belief that paying attention to risk does not diminish long-term returns. Although this flies in the face of modern portfolio theory, it remains one of our principal tenets.

WITHIN THE SMALL-CAP UNION:
ONE COUNTRY, TWO COASTS AND                        [MAP OF UNITED STATES]
MANY STATES

        Many changes have taken place in the small-cap investment universe over the last ten years, and we now believe that small-cap stocks are no longer "small" by previous standards; no longer "unknown" as this sector is now regarded as a professional asset class; and no longer "under-owned" as the number of small-cap mutual fund portfolios has grown to well over 400. What were once deemed small-cap stocks (under $300 million in market cap), ten years ago and beyond, are now better defined as "micro-cap" securities by today's standards. The small-cap universe, which is presently defined as under $1 billion in market cap, is both broad (over 7,900 issues) and substantial ($1.3 trillion in total market capitalization) and as different and diverse as California and Rhode Island.

        This leads to an important, but unrecognized, aspect of the small-cap market--it is really two markets in one: small-cap at the upper end and micro-cap at the lower end of the capitalization range. On the surface, the distinction may seem subtle but upon further investigation the differences are real and quantifiable.




                              TWO DISTINCT MARKETS

  SMALL-CAP                                                 MICRO-CAP
$300 mill - $1 bil                                        $5 mil - $300 mil
1,400 companies                                           6,500 companies
$810 bil total cap.                                       $470 bil total cap.


                             Different performance
                             Different liquidity
                             Different institutional acceptance


        Given the substantial differences in performance, liquidity and institutional acceptance within the two markets of the small-cap universe, we have developed distinct approaches for each.

        At the upper end of the small-cap range, from $300 million to $1 billion, we employ a focused portfolio strategy which emphasizes companies with superior financial characteristics and/or unusually attractive business prospects. At the other end of the capitalization range, below $300 million, are micro-cap securities, the antithesis of what most professional investors seek. A broadly diversified portfolio strategy is employed to capture these inefficiencies.

        Our company specific themes run across both tiers of the small-cap universe. Low valuation securities with attractive risk/reward characteristics are often combined with company specific attributes, such as dividends, price, markets and cash flow. Several of these company specific selection themes form funds, which are run in an opportunistic fashion and use the full spectrum of small and micro-cap offerings.

        As we indicated earlier, in 1996 bigger was better in the equity market. This was also the case with the small-cap market, as the following table indicates:

                              WHY SIZE MATTERED IN

                               THE SMALL-CAP WORLD

                        "From California to Rhode Island"





                    S&P 600 PERFORMANCE RETURNS BY QUINTILE

SIZE (BY QUINTILES)                   1996 PERFORMANCE
------------------                    ----------------
  Largest 20%                         46.0%
  Next 20%                            29.7%
  Middle 20%                          23.3%
  Next 20%                             7.5%
  Smallest 20%                        -4.8%



        A similar example of this phenomenon was supplied by Prudential Securities' quantitative analyst, Claudia Mott. Upon examining year-to-date performance of the broadly based Nasdaq Composite through November 30, she found the top 10 contributors (most of which are large-cap oriented) produced more than half of the Index's total return. When factoring out the top 100 contributors, she found the remaining 4,000+ securities generated a net negative contribution for the year.

STILLNESS IN THE WATER
                                                                   [SHARK]
        Raymond Devoe, author of "The Devoe Report," recently recounted a scuba-diving experience of some 30 years ago which evoked eerie analogies to the current investment climate. After receiving certification at his Caribbean beach hotel, Mr. Devoe swam off into the clear, blue waters of St. Thomas for his first reef dive. Making his way along the reef, he stopped near a large rock to enjoy an array of colorful plants and the tropical fish swimming casually among them. After ten minutes, Mr. Devoe realized something was terribly wrong -- the fish had disappeared as if they were hiding from something. He was left alone with the sound of his beating heart and escaping air bubbles. Not knowing the cause of the sudden "stillness in the water," he experienced a sense of panic and returned to the beach without incident, yet badly shaken.

        Mr. Devoe discussed his sensation with many other divers and most responded with curious looks. Years later he read Peter Mathiessen's 1971 book, Blue Meridian-- The Search for the Great White Shark, and discovered that "stillness in the water" takes place prior to great white shark attacks. The panic, or sense that something is wrong, occurs when the brain receives too many conflicting messages, leading to an eerie sensation that "something's coming." Divers who have survived shark attacks know the sensation and respond to it appropriately. They have developed instincts or intuition and have the experience to rely on them.

        Currently, Mr. Devoe and other experienced investors (ourselves included) cite similar sensations of apprehension about the equity market. Although one would hardly describe the current equity market as "standing still" or "stillness in the water," it does evoke a feeling of unease. In what has been the longest and strongest bull market in history, with the Dow Jones Industrial Average up over 4,000 points since October 1990, there is seemingly a universal acceptance that continued prosperity is nearly guaranteed. Although there haven't been any shark sightings in quite some time, our intuition tells us that we should not be quick to rule out the possibility. Our own sense of order is that markets are cyclical; volatility is to be expected; and performance expectations should be lower.

        We are not forecasting bad things for the market. However, our investment experience may be helpful in recognizing when things seem out of place. An established decision-making framework (investment process) helps us, like any good diver, avoid the mistakes or missteps caused by panic or fear.

THE ROAD AHEAD

        Charles Dow once observed, "There is always a disposition in peoples' minds to think that existing conditions will be permanent." In the last several shareholder reports, we have documented why we believe that the equity market will be different over the next few years. These changes may already be underway, when one considers that the rolling 3-year average annual total returns for the Russell 2000, which peaked at 28.2% in September 1993, are now 13.7% as of December 1996. Furthermore, this Index is flat since its peak in late May.

                    [TWO LANE ROAD WITH CLOUDS]

        1996 gave us a higher level of market volatility and the shifting success of investment styles. If these changes continue, 1997 could be a very interesting year. We are excited about the recent results and remain enthused about the long-term prospects of our risk-averse style of investing. Your continued confidence is appreciated.


Sincerely,

        Charles M. Royce        Jack E. Fockler, Jr.    W. Whitney George
        Charles M. Royce        Jack E. Fockler, Jr.    W. Whitney George
        President                 Vice President         Vice President

February 3, 1997

Performance reviews and portfolio analyses for Royce Low-Priced Stock, Royce Total Return, Royce Equity Income and Royce Global Services begin on pages 5,7,9 and 11, respectively, of this Report.

All performance information in this Report is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed.


Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/96 and are subject to change monthly. The rating is calculated from a fund's 3, 5 & 10-year average annual returns, with appropriate fee adjustments and a risk factor that reflects performance relative to a three-month Treasury bill returns. Ten percent of the Funds in an investment category receive five stars and 22.5% receive four stars. Morningstar risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36 month period. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. The average score for the 242 funds in the small-cap objective category with a three year history was 1.29 for the three years ended 12/31/96. The lower the risk ratio, the lower a fund's downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to
1.00. A low beta means that a fund's market related volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility.


The Russell 2000, Russell 2000 Growth, Russell 2000 Value, S&P 600 and S&P 500 are unmanaged indices of common stocks and include the reinvestment of dividends.

                          ROYCE LOW-PRICED STOCK FUND
                               PERFORMANCE REVIEW


WHAT WE DO

Royce Low-Priced Stock Fund ("RLP") invests in small and micro-cap companies trading below $15 per share. This sector of the market remains underfollowed by institutions and, therefore, offers significant investment opportunities. The Fund attempts to understand and value a company's "private worth" - what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth.

HOW WE DID

Royce Low-Priced Stock Fund now has three years of performance history and approximately $16 million in total net assets. Although not restricted in terms of market capitalization, the Fund currently has a micro-cap orientation, which helped performance in the first half of 1996 (+21.7%) and hindered it in the second half (+0.9%). For the full year, RLP was up 22.8% versus 16.5% for the Russell 2000, its benchmark index. Three year average annual total return for RLP was 15.7%, ahead of the Russell 2000 return of 13.6%.

We believe this sector is a fertile and potentially rewarding investment alternative for investors with patience and a tolerance for above average volatility. We expect Royce Low-Priced Stock Fund to be highly competitive in this attractive, yet neglected, area of the market.

                         ROYCE LOW PRICED STOCK VERSUS
                             RUSSELL 2000 VALUE OF
                              $10,000 INVESTED ON
                                    12/15/93

                                  [LINE GRAPH]

                         TOTAL RETURNS THROUGH 12/31/96

  4th Quarter 1996:                       +5.1%
  1-Year:                                +22.8%
  3-Year Average Annual :                +15.7%
  From Inception* Average Annual:        +15.5%

*Inception date: 12/15/93

                            ANNUAL RETURN COMPARISON

                                  [BAR CHART]

                             RISK/RETURN COMPARISON

                       FOR THE THREE YEARS ENDED 12/31/96

                  Avg. Annual        Standard
                  Total Return       Deviation       RUR
                  ------------       ---------       ---
 RLP                     15.7%          12.1         1.30
 Russell 2000            13.6%          12.1         1.23




                          RLP's low priced stock focus
            outperformed the Russell 2000 over the last three years.


RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the Prospectus for a more complete discussion of risk.


          The Russell 2000 is an unmanaged index of domestic small-cap stocks. The S&P 500, an unmanaged index of large company stocks, was up
                                 23.0% in 1996.

                           ROYCE LOW-PRICED STOCK FUND

                                PORTFOLIO REVIEW

PORTFOLIO DIAGNOSTICS

  Median Market Cap:        $123 million
  Wtd. Avg. P/E Ratio:       13.7x
  Wtd. Avg. P/B Ratio:        1.3x
  Wtd. Avg. Yield:            1.0%
  Fund Assets:              $15.9 million
  Symbol:                    RYLPX

                    PORTFOLIO INDUSTRY BREAKDOWN*

                              [PIE CHART]

                 EXCLUDES CASH AND CASH EQUIVALENTS
                         MARKET CAP EXPOSURE

                              [BAR CHART]
                                                 % of
      Top Ten Positions                       Net Assets
      -----------------                       ----------
   1.  Aldila                               2.9%
   2.  Phoenix Duff & Phelps                2.8%
   3.  Willis Corroon Group                 2.6%
   4.  Buffets                              2.6%
   5.  Johnson Worldwide Associates         2.3%
   6.  The Bombay Company                   2.3%
   7.  Rykoff-Sexton                        2.3%
   8.  Lechters                             2.2%
   9.  Shoney's                             2.2%
  10.  ILC Technology                       2.2%

                                IDEAS THAT WORKED

   During calendar 1996, each of the following companies made meaningful positive contributions to our overall performance. Among these winners, there were no examples of hot new issues, high priced take-overs or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions, carefully considered and executed in prior years. We built our positions when business conditions were difficult, and other investors had voted negatively on future prospects.

                                   REALIZED AND
           SECURITY               UNREALIZED GAIN

            -------               --------------
       The Dress Barn               $117,017
       Mity-Lite                     112,462
       Oregon Steel Mills            106,053
       Sequent Computer              105,838
       Sotheby's Holdings            101,431


                             GOOD IDEAS AT THE TIME

     Even the best small-cap companies are not immune to the business flu. Usually, if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well rewarded for our persistence, although rebounds can take longer than we anticipate. Unfortunately, a few of our investments never recover. Our five worst performers in 1996 were:

                                   REALIZED AND
           SECURITY               UNREALIZED LOSS

            -------               --------------
        Chico's FAS                  $107,590
        Pentech International          98,195
        MacNeal-Schwendler             97,742
        Buffets                        89,116
        Sirena Apparel Group           76,078

                                Royce Total Return Fund
                                  Performance Review
WHAT WE DO

Royce Total Return Fund ("RTR") uses an opportunistic approach to invest in dividend-paying small-cap companies. By combining capital appreciation potential with current yield, we believe that above average absolute and risk-adjusted total returns are possible. The Fund attempts to understand and value a company's "private worth" - what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth.

HOW WE DID

Royce Total Return Fund now has three years of performance history and a 5-Star (*****) rating from Morningstar out of 1,826 equity funds as of December 31, 1996. The Fund outperformed its relevant benchmark, the Russell 2000, for the fourth quarter (7.9% vs. 5.2%), for the second half (9.8% vs. 5.6%) and for the full year (25.5% vs. 16.5%). The Fund's value orientation was especially helpful in preserving capital

                           DOWN MARKET* PERFORMANCE
                                  COMPARISON

                                  [BAR CHART]

                           ROYCE TOTAL RETURN VERSUS
                         RUSSELL 2000 VALUE OF $10,000
                             INVESTED ON 12/15/93

                                 [LINE GRAPH]

                         TOTAL RETURNS THROUGH 12/31/96

  4th Quarter 1996:                       +7.9%
  1-Year:                                +25.5%
  3-Year Average Annual :                +18.7%
  From Inception* Average Annual:        +18.4%

*Inception date: 12/15/93

during the more volatile second half. Not only did RTR outperform the Russell 2000 for the last three years (18.7% vs. 13.6%), but it did so with half the risk, as measured by standard deviation (see Risk/Return Comparison below).

Additionally, RTR's risk averse nature was a factor in the Fund's strong showing relative to the Russell 2000 during the two market downturns since its inception. We remain encouraged about the potential rewards of this fertile sector within the small-cap universe.

                             RISK/RETURN COMPARISON

                       For The Three Years Ended 12/31/96

                  Avg. Annual        Standard
                  Total Return       Deviation      RUR
                  ------------       ---------      ---
 RTR                     18.7%          6.0         3.14
 Russell 2000            13.6%          12.1        1.23




       RTR outperformed the Russell 2000 over the last three years with half the risk.


RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the Prospectus for a more complete discussion of risk.


     Since its inception, the Fund's opportunistic approach to investing in dividend paying small-cap companies has resulted in higher absolute and risk-adjusted returns versus the Russell 2000.

          The Russell 2000 is an unmanaged index of domestic small-cap stocks. The S&P 500, an unmanaged index of large company stocks, was up
                                 23.0% in 1996.

                             ROYCE TOTAL RETURN FUND

                                PORTFOLIO REVIEW

        PORTFOLIO DIAGNOSTICS

  Median Market Cap:        $314 million
  Wtd. Avg. P/E Ratio:       15.4x
  Wtd. Avg. P/B Ratio:       1.9x
  Wtd. Avg. Yield:           3.7%
  Fund Assets:              $6.2 million
  Symbol:                    RYTRX


PORTFOLIO INDUSTRY BREAKDOWN*

[PIE CHART]

EXCLUDES CASH AND CASH EQUIVALENTS
MARKET CAP EXPOSURE

[BAR CHART]

                                                % of
      Top Ten Positions                       Net Assets
      -----------------                       ----------
   1.  New England Business Service             5.2%
   2.  The Standard Register Company            4.3%
   3.  Stanhome                                 4.3%
   4.  DIMON Incorporated                       3.7%
   5.  Willis Corroon Group                     3.7%
   6.  BGS Systems                              3.5%
   7.  The Commerce Group                       3.2%
   8.  E.W. Blanch Holdings                     3.2%
   9.  Penn. Manufacturers Corporation          3.0%
  10.  Arthur J. Gallagher                      3.0%



                                IDEAS THAT WORKED

   During calendar 1996, each of the following companies made meaningful positive contributions to our overall performance. Among these winners, there were no examples of hot new issues, high priced take-overs or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions, carefully considered and executed in prior years. We built our positions when business conditions were difficult, and other investors had voted negatively on future prospects.

                                  Realized and
            Security             Unrealized Gain
             -------             --------------
    New England Business Service    $ 84,647
    The Standard Register Co.         80,710
    BGS Systems                       66,213
    The Registry                      56,938
    Woodward Governor                 55,508



                             GOOD IDEAS AT THE TIME

   Even the best small-cap companies are not immune to the business flu. Usually, if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well rewarded for our persistence, although rebounds can take longer than we anticipate. Unfortunately, a few of our investments never recover. Our five worst performers in 1996 were:

                                  Realized and
            Security             Unrealized Loss
            -------              -------------
        Scitex                     $ 30,064
        Penn. Manufacturers          23,975
        The Learning Co.             14,550
        Blair                         9,638
        A.T. Cross                    7,898

                       Royce Equity Income Fund
                            Performance Review

WHAT WE DO

Royce Equity Income Fund ("REI") invests in income-oriented small-cap securities. The Fund attempts to understand and value a company's "private worth" - what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth. A goal of the Fund is to provide a dividend yield of at least 1% above that of the S&P 500 dividend yield.

HOW WE DID

Royce Equity Income has approximately $36 million in total net assets and a 4-Star (****) rating from Morningstar out of 1,826 equity funds as of December 31, 1996. With the value style emerging as a market leader in the second half, so did REI's relative returns. The Fund outperformed its relevant benchmark, the Russell 2000, for the fourth quarter (6.5% vs. 5.2%) and for the second half (7.9% vs. 5.6%). For the full year, REI matched the Russell 2000 with a 16.5% return.

                        DOWN MARKET* PERFORMANCE COMPARISON

[BAR CHART]

*DECLINE OF AT LEAST 10% IN THE RUSSELL 2000

                            ROYCE EQUITY INCOME VERSUS
                          RUSSELL 2000 VALUE OF $10,000
                                INVESTED ON 1/5/90

[LINE GRAPH]


                         TOTAL RETURNS THROUGH 12/31/96

  4th Quarter 1996:                       +6.5%
  1-Year:                                +16.5%
  5-Year Average Annual :                +12.1%
  From Inception* Average Annual:        +10.0%

*Inception date:  1/2/90

REI's five-year average annual total return of 12.1% approximates the long-term performance norm for small-cap stocks, and its risk profile remained one of Morningstar's lowest. In addition, REI's risk averse nature was a factor in the Fund's strong showing relative to the Russell 2000 during the four market downturns since its inception.

Given the pick up in market volatility in the last six months, we remain encouraged about the potential of this conservative approach to small-cap investing.

                             RISK/RETURN COMPARISON
                        FOR THE FIVE YEARS ENDED 12/31/96
                  AVG. ANNUAL        STANDARD
                 TOTAL RETURN       DEVIATION       RUR
                  ------------       ---------      ---
 REI                  12.1%             6.0         2.03
 Russell 2000         15.6%            12.1         1.29





     REI has substantially outperformed the Russell 2000 on a risk-adjusted basis over the last five years.




RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the Prospectus for a more complete discussion of risk.


    As the above graph indicates, REI's performance over the last five years was under the Russell 2000 in a market cycle which generally rewarded high-risk investments. However, REI's low-risk profile enabled the Fund to outperform the index on a risk-adjusted basis.

                    The Russell 2000 is an unmanaged index of
                           domestic small-cap stocks.

                            Royce Equity Income Fund

                                Portfolio Review

                              Portfolio Diagnostics

  Median Market Cap:        $383 million
  Wtd. Avg. P/E Ratio:       15.0x
  Wtd. Avg. P/B Ratio:        1.7x
  Wtd. Avg. Yield:            4.0%
  Fund Assets:              $36 million
  Symbol:                    RYEQX


                         PORTFOLIO INDUSTRY BREAKDOWN*
[PIE CHART]

*EXCLUDES CASH AND CASH EQUIVALENTS


                           MARKET CAP EXPOSURE

[BAR CHART]

                                                % of
      Top Ten Positions                       Net Assets
      -----------------                       ----------
   1.  The Standard Register Co.            3.4%
   2.  New England Business Service         3.3%
   3.  Zenith National Insurance            2.8%
   4.  The Commerce Group                   2.8%
   5.  Stanhome                             2.6%
   6.  Garan Incorporated                   2.6%
   7.  Woodward Governor Company            2.6%
   8.  Willis Corroon Group                 2.4%
   9.  Family Dollar Stores                 2.3%
  10.  Lilly Industries                     2.2%

                                IDEAS THAT WORKED

   During calendar 1996, each of the following companies made meaningful positive contributions to our overall performance. Among these winners, there were no examples of hot new issues, high priced take-overs or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions, carefully considered and executed in prior years. We built our positions when business conditions were difficult, and other investors had voted negatively on future prospects.

                                   Realized and
            Security              Unrealized Gain

             -------              --------------
        The Standard Register Co.   $ 469,837
        Woodward Governor             458,423
        Kimball International         378,407
        Family Dollar Stores          331,738
        Claire's Stores               272,162


                             GOOD IDEAS AT THE TIME

     Even the best small-cap companies are not immune to the business flu. Usually, if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well rewarded for our persistence, although rebounds can take longer than we anticipate. Unfortunately, a few of our investments never recover. Our five worst performers in 1996 were:

                                   REALIZED AND
             SECURITY             UNREALIZED LOSS
              -------             --------------
        Blair                      $ 213,897
        Scitex                       169,699
        Strawbridge &Clothier        130,667
        Oshkosh Truck                114,825
        Stanhome                      89,737

                           ROYCE GLOBAL SERVICES FUND
                          PERFORMANCE/PORTFOLIO REVIEW

WHAT WE DO

Royce Global Services Fund ("RGS") uses a risk averse approach to invest in globally oriented companies in service industries. Service industries include banking, insurance, securities, investment management, advertising, publishing, consulting, communications, etc. The Fund attempts to understand and value a company's "private worth" - what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth.

HOW WE DID

Royce Global Services now has two years of performance history and almost
$2 million in total net assets. The Fund outperformed its relevant index, the Morgan Stanley World Index, for the fourth quarter (5.7% vs. 4.6%), for the second half (6.4% vs. 5.6%) and for the full year (14.6% vs. 13.5%).

                           ROYCE GLOBAL SERVICES VERSUS
                            MORGAN STANLEY WORLD INDEX
                           VALUE OF $10,000 INVESTED ON
                                     12/15/94
[LINE GRAPH]


                           PORTFOLIO INDUSTRY BREAKDOWN*

[PIE CHART]

*EXCLUDES CASH AND CASH EQUIVALENTS


                         TOTAL RETURNS THROUGH 12/31/96

  4th Quarter 1996:                      +5.7%
  1-Year:                               +14.6%
  2-Year Average Annual :               +17.9%
  From Inception* Average Annual:       +18.1%

*Inception date: 12/15/94

The Fund's risk averse orientation was especially beneficial in the second half, with the pick up in market volatility and the emergence of value as a market leader. The two year average annual total return for the Fund was 17.9% vs. 17.0% for the Morgan Stanley World Index.

Although RGS is a relatively new fund, we are encouraged by its early results.

             Portfolio Diagnostics
             ----------------------
    Median Market Cap:       $389 million
    Wtd. Avg. P/E Ratio:     11.1x
    Wtd. Avg. P/B Ratio:     1.5x
    Wtd. Avg. Yield:         1.8%
    Fund Assets:            $1.9 million
    Symbol:                  RYGSX

                                       % of
    Top Ten Positions               Net Assets
    ----------------                 ---------
 1. Haemonetics                         4.8%
 2. PXRE                                4.4%
 3. Willis Corroon Group                4.4%
 4. Marshall Industries                 4.4%
 5. Zenith National Insurance           4.2%
 6. Penn. Manufacturers                 4.0%
 7. Sevenson Environmental Services     3.7%
 8. International Semi-Tech (Sr Note)   3.3%
 9. The Harper Group                    3.3%
10. Standard Commercial                 3.1%


The Morgan Stanley World Index is an arithmatic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries, including the U.S.A, Europe, Canada, Australia, New Zealand and the Far East.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
The Schedules of Investments as of December 31, 1996, integral parts of the Financial Statements for Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Global Services Fund and Royce Equity Income Fund, are accompanying this Report.
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                           Royce Low-        Royce Total    Royce Global
                                                                        Priced Stock Fund    Return Fund    Services Fund
                                                                        -----------------    -----------    -------------
ASSETS:
Investments at value (identified cost $14,959,751, $4,949,797,
  $1,759,909 and $29,881,032, respectively)..........................      $14,860,107       $5,374,550      $ 1,935,732
Repurchase agreements (at cost and value)............................        1,700,000        1,100,000          --
Receivable for investments sold......................................          226,525           --              --
Receivable for capital shares sold...................................           29,402           15,955          --
Receivable for dividends and interest................................           12,117           18,895            4,867
Prepaid expenses and other assets....................................           53,617           75,085           24,995
                                                                        -----------------    -----------    -------------
  TOTAL ASSETS.......................................................       16,881,768        6,584,485        1,965,594
                                                                        -----------------    -----------    -------------
LIABILITIES:
Payable for investments purchased....................................          898,833          341,165          --
Payable for capital shares redeemed..................................           57,871           --                6,266
Payable for investment advisory fees.................................         --                 --              --
Accrued expenses.....................................................           20,161            9,783           11,443
                                                                        -----------------    -----------    -------------
  TOTAL LIABILITIES..................................................          976,865          350,948           17,709
                                                                        -----------------    -----------    -------------
  NET ASSETS.........................................................      $15,904,903       $6,233,537      $ 1,947,885
                                                                        -----------------    -----------    -------------
                                                                        -----------------    -----------    -------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income..................................      $  --             $   --          $     3,357
Accumulated net realized gain (loss) on investments..................          361,841           56,377           56,870
Net unrealized appreciation (depreciation) on investments............          (99,644)         424,753          175,823
Capital shares.......................................................            2,526              991              323
Additional paid-in capital...........................................       15,640,180        5,751,416        1,711,512
                                                                        -----------------    -----------    -------------
  NET ASSETS.........................................................      $15,904,903       $6,233,537      $ 1,947,885
                                                                        -----------------    -----------    -------------
                                                                        -----------------    -----------    -------------
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each
  Fund)..............................................................        2,526,098          990,877          322,885
                                                                        -----------------    -----------    -------------
                                                                        -----------------    -----------    -------------
NET ASSET VALUE:
(offering and redemption price per share)............................            $6.30            $6.29            $6.03
                                                                        -----------------    -----------    -------------
                                                                        -----------------    -----------    -------------

                                                                       Royce Equity
                                                                       Income Fund
                                                                       ------------
ASSETS:
Investments at value (identified cost $14,959,751, $4,949,797,
  $1,759,909 and $29,881,032, respectively)..........................  $33,567,730
Repurchase agreements (at cost and value)............................    2,200,000
Receivable for investments sold......................................      181,685
Receivable for capital shares sold...................................       56,451
Receivable for dividends and interest................................      154,747
Prepaid expenses and other assets....................................       10,705
                                                                       ------------
  TOTAL ASSETS.......................................................   36,171,318
                                                                       ------------
LIABILITIES:
Payable for investments purchased....................................      --
Payable for capital shares redeemed..................................       83,834
Payable for investment advisory fees.................................       51,127
Accrued expenses.....................................................       39,916
                                                                       ------------
  TOTAL LIABILITIES..................................................      174,877
                                                                       ------------
  NET ASSETS.........................................................  $35,996,441
                                                                       ------------
                                                                       ------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income..................................  $    14,671
Accumulated net realized gain (loss) on investments..................     (223,912)
Net unrealized appreciation (depreciation) on investments............    3,686,698
Capital shares.......................................................        6,309
Additional paid-in capital...........................................   32,512,675
                                                                       ------------
  NET ASSETS.........................................................  $35,996,441
                                                                       ------------
                                                                       ------------
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each
  Fund)..............................................................    6,308,587
                                                                       ------------
                                                                       ------------
NET ASSET VALUE:
(offering and redemption price per share)............................        $5.71
                                                                       ------------
                                                                       ------------

        The accompanying notes are an integral part of the financial statements.
                                                                              12

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     Royce Low-                     Royce Total                   Royce Global
                                  Priced Stock Fund                 Return Fund                   Services Fund
                             ---------------------------    ---------------------------    ---------------------------
                              Years ended December 31,       Years ended December 31,       Years ended December 31,
                             ---------------------------    ---------------------------    ---------------------------
                                1996            1995           1996            1995           1996            1995
                             -----------    ------------    -----------    ------------    -----------    ------------
INVESTMENT OPERATIONS:
  Net investment income
    (loss).................. $   (76,915)    $  (27,929)    $   100,069     $   52,405     $    3,357      $   (7,845)
  Net realized gain on
    investments.............   1,678,351        529,308         651,408        234,948        166,813         169,118
  Net change in unrealized
   appreciation/depreciation
    on investments..........    (121,444)       (32,889)        183,687        218,434         89,685          79,372
                             -----------    ------------    -----------    ------------    -----------    ------------
  Net increase in net assets
    from investment
    operations..............   1,479,992        468,490         935,164        505,787        259,855         240,645
                             -----------    ------------    -----------    ------------    -----------    ------------
DIVIDENDS AND DISTRIBUTIONS:
  Net investment income.....     --             --             (124,188)       (51,027)        --             --
  Net realized gain on
    investments.............  (1,383,085)      (356,922)       (566,609)      (235,511)      (151,970)       (119,246)
                             -----------    ------------    -----------    ------------    -----------    ------------
  Total dividends and
    distributions...........  (1,383,085)      (356,922)       (690,797)      (286,538)      (151,970)       (119,246)
                             -----------    ------------    -----------    ------------    -----------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from shares
    sold....................  13,983,260      2,067,601       4,372,695        449,217        569,431         892,137
  Dividends reinvested......   1,262,154        338,028         686,812        286,304        150,879         119,060
  Cost of shares redeemed...  (3,652,471)      (181,994)     (1,618,011)       (63,296)      (506,967)        (20,431)
                             -----------    ------------    -----------    ------------    -----------    ------------
  Net increase (decrease) in
    net assets from capital
    share transactions......  11,592,943      2,223,635       3,441,496        672,225        213,343         990,766
                             -----------    ------------    -----------    ------------    -----------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS................  11,689,850      2,335,203       3,685,863        891,474        321,228       1,112,165
NET ASSETS:
  Beginning of year.........   4,215,053      1,879,850       2,547,674      1,656,200      1,626,657         514,492
                             -----------    ------------    -----------    ------------    -----------    ------------
  End of year............... $15,904,903(a)  $4,215,053(a)  $ 6,233,537(b)  $2,547,674(b)  $1,947,885(c)   $1,626,657(c)
                             -----------    ------------    -----------    ------------    -----------    ------------
                             -----------    ------------    -----------    ------------    -----------    ------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold...............   2,138,091        350,288         676,518         80,015         95,566         166,855
  Shares issued for
    reinvestment of
    dividends and
    distributions...........     200,980         60,362         115,044         50,053         25,616          21,147
  Shares redeemed(e)........    (563,022)       (31,052)       (243,257)       (10,697)       (84,524)         (3,362)
                             -----------    ------------    -----------    ------------    -----------    ------------
  Net increase (decrease) in
    shares outstanding......   1,776,049        379,598         548,305        119,371         36,658         184,640
                             -----------    ------------    -----------    ------------    -----------    ------------

                                      Royce Equity
                                      Income Fund
                              ----------------------------

                                Years ended December 31,
                              ----------------------------
                                  1996            1995
                              ------------    ------------
INVESTMENT OPERATIONS:
  Net investment income
    (loss)..................  $  1,145,465    $ 2,289,102
  Net realized gain on
    investments.............     3,859,793      2,816,539
  Net change in unrealized
   appreciation/depreciation
    on investments..........       584,279      5,050,556
                              ------------    ------------
  Net increase in net assets
    from investment
    operations..............     5,589,537     10,156,197
                              ------------    ------------
DIVIDENDS AND DISTRIBUTIONS:
  Net investment income.....    (1,241,449)    (2,310,331)
  Net realized gain on
    investments.............    (4,051,779)      (394,120)
                              ------------    ------------
  Total dividends and
    distributions...........    (5,293,228)    (2,704,451)
                              ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from shares
    sold....................     5,786,574      8,488,920
  Dividends reinvested......     4,589,857      1,878,994
  Cost of shares redeemed...   (30,853,481)   (38,773,144)
                              ------------    ------------
  Net increase (decrease) in
    net assets from capital
    share transactions......   (20,477,050)   (28,405,230)
                              ------------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS................   (20,180,741)   (20,953,484)
NET ASSETS:
  Beginning of year.........    56,177,182     77,130,666
                              ------------    ------------
  End of year...............  $ 35,996,441(d) $56,177,182(d)
                              ------------    ------------
                              ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...............       987,183      1,556,253
  Shares issued for
    reinvestment of
    dividends and
    distributions...........       811,574        336,962
  Shares redeemed(e)........    (5,349,055)    (7,105,688)
                              ------------    ------------
  Net increase (decrease) in
    shares outstanding......    (3,550,298)    (5,212,473)
                              ------------    ------------

------------

(a) Includes undistributed net investment income of $0 for 1996 and 1995.

(b) Includes undistributed net investment income of $0 in 1996, and $181 in 1995.

(c) Includes undistributed net investment income of $3,357 in 1996 and $0 in 1995.

(d) Includes undistributed net investment income of $14,671 in 1996 and $0 in 1995.

(e) Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Funds, which is used to offset costs associated with the redemption.

  The accompanying notes are an integral part of the financial statements.
13

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                           Royce Low-        Royce Total    Royce Global
                                                                        Priced Stock Fund    Return Fund    Services Fund
                                                                        -----------------    -----------    -------------
INVESTMENT INCOME:
Income:
    Dividends........................................................      $    99,519        $ 110,789       $  33,439
    Interest.........................................................           38,793           39,563             135
                                                                        -----------------    -----------    -------------
         Total Income................................................          138,312          150,352          33,574
                                                                        -----------------    -----------    -------------
Expenses:
    Investment advisory fees.........................................          173,873           40,947          29,185
    Distribution fees................................................           29,204           10,236           4,864
    Custodian and shareholder servicing fees.........................           34,305           11,051           4,204
    Administrative and office facilities expenses....................            6,451            2,228           1,156
    Professional fees................................................           10,498            3,421           9,754
    Trustees' fees...................................................            1,052           --                 234
    Other expenses...................................................           40,876           21,394          14,869
                                                                        -----------------    -----------    -------------
         Total Expenses..............................................          296,259           89,277          64,266
         Fees Waived by Investment Adviser and Distributor...........          (81,032)         (38,994)        (34,049)
                                                                        -----------------    -----------    -------------
         Net Expenses................................................          215,227           50,283          30,217
                                                                        -----------------    -----------    -------------
         Net Investment Income (Loss)................................          (76,915)         100,069           3,357
                                                                        -----------------    -----------    -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.....................................        1,678,351          651,408         166,813
Net change in unrealized appreciation/depreciation on investments....         (121,444)         183,687          89,685
                                                                        -----------------    -----------    -------------
Net realized and unrealized gain on investments......................        1,556,907          835,095         256,498
                                                                        -----------------    -----------    -------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS................      $ 1,479,992        $ 935,164       $ 259,855
                                                                        -----------------    -----------    -------------
                                                                        -----------------    -----------    -------------

                                                                       Royce Equity
                                                                       Income Fund
                                                                       ------------
INVESTMENT INCOME:
Income:
    Dividends........................................................   $1,039,088
    Interest.........................................................      646,349
                                                                       ------------
         Total Income................................................    1,685,437
                                                                       ------------
Expenses:
    Investment advisory fees.........................................      386,487
    Distribution fees................................................      --
    Custodian and shareholder servicing fees.........................       52,587
    Administrative and office facilities expenses....................       24,112
    Professional fees................................................       29,399
    Trustees' fees...................................................        4,351
    Other expenses...................................................       68,732
                                                                       ------------
         Total Expenses..............................................      565,668
         Fees Waived by Investment Adviser and Distributor...........      (25,696)
                                                                       ------------
         Net Expenses................................................      539,972
                                                                       ------------
         Net Investment Income (Loss)................................    1,145,465
                                                                       ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.....................................    3,859,793
Net change in unrealized appreciation/depreciation on investments....      584,279
                                                                       ------------
Net realized and unrealized gain on investments......................    4,444,072
                                                                       ------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS................   $5,589,537
                                                                       ------------
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Funds' performance for the periods presented.

                                                 Net
                                              Realized
                                                 and                           Distributions
                Net Asset        Net         Unrealized        Dividends         from Net        Net Asset
                 Value,       Investment     Gain (Loss)       from Net        Realized Gain      Value,
                Beginning       Income           on           Investment            on            End of       Total
                of Period       (Loss)       Investments        Income          Investments       Period       Return
                ---------     ----------     -----------     -------------     -------------     ---------     ------
ROYCE LOW-PRICED STOCK FUND (a)
1996........      $5.62         $(0.03)        $  1.31          $--               $ (0.60)         $6.30        22.8%
1995........       5.07          --               1.14           --                 (0.59)          5.62        22.5%
1994........       5.01          (0.03)           0.18           --                 (0.09)          5.07         3.0%
1993*.......       5.00          --               0.01           --                --               5.01        0.02%
ROYCE TOTAL RETURN FUND (b)
1996........      $5.76         $ 0.14         $  1.28          $ (0.16)          $ (0.73)         $6.29        25.5%
1995........       5.12           0.13            1.24            (0.13)            (0.60)          5.76        26.9%
1994........       5.00           0.02            0.24            (0.02)            (0.12)          5.12         5.2%
1993*.......       5.00          --             --               --                --               5.00        0.00%
ROYCE GLOBAL SERVICES FUND (c)
1996........      $5.68         $ 0.01         $  0.81          $--               $ (0.47)         $6.03        14.6%
1995........       5.06          --               1.07           --                 (0.45)          5.68        21.2%
1994*.......       5.00          --               0.06           --                --               5.06         1.2%
ROYCE EQUITY INCOME FUND (d)
1996........      $5.70         $ 0.18         $  0.73          $ (0.20)          $ (0.70)         $5.71        16.5%
1995........       5.12           0.21            0.62            (0.21)            (0.04)          5.70        16.4%
1994........       5.58           0.19           (0.37)           (0.18)            (0.10)          5.12        (3.3)%
1993........       5.49           0.21            0.50            (0.21)            (0.41)          5.58        13.1%
1992........       4.93           0.22            0.72            (0.22)            (0.16)          5.49        19.4%

                                                 Ratio of
                                                   Net
                                  Ratio of      Investment
                                  Expenses        Income                     Average
               Net Assets,           to         (Loss) to      Portfolio    Commission
              End of Period       Average        Average       Turnover        Rate
              (in thousands)     Net Assets     Net Assets       Rate        Paid`D'
              --------------     ----------     ----------     --------     ----------
ROYCE LOW-PRICED STOCK FUND (a)
1996........     $ 15,905           1.88%          (0.67)%        137%       $ 0.0464
1995........        4,215           1.97%          (1.11)%        114%         --
1994........        1,880           1.89%          (1.11)%         95%         --
1993*.......          452           0.29%*          (.29)%*         0%         --
ROYCE TOTAL RETURN FUND (b)
1996........     $  6,234           1.25%           2.50%         111%       $ 0.0605
1995........        2,548           1.67%           2.42%          68%         --
1994........        1,656           1.96%           0.49%          88%         --
1993*.......          451           0.29%*         (0.29)%*         0%         --
ROYCE GLOBAL SERVICES FUND (c)
1996........     $  1,948           1.56%           0.17%          81%       $ 0.0591
1995........        1,627           1.97%          (0.58)%        106%         --
1994*.......          514           1.78%*          0.00%           0%         --
ROYCE EQUITY INCOME FUND (d)
1996........     $ 35,996           1.37%           2.91%          36%       $ 0.0607
1995........       56,177           1.24%           3.49%          29%         --
1994........       77,131           1.27%           3.43%          47%         --
1993........       84,661           1.00%           3.79%         100%         --
1992........       54,101           0.99%           4.31%          59%         --

------------

(a) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1996, 1995, 1994 and 1993, the expense ratios before the waivers would have been 2.59%, 3.47%, 3.63%, and 2.04%, respectively. The Fund commenced operations on December 15, 1993.

(b) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1996, 1995, 1994 and 1993, the expense ratios before the waivers would have been 2.23%, 2.38%, 3.21%, and 2.04%, respectively. The Fund commenced operations on December 15, 1993.

(c) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1996, 1995 and 1994, the expense ratios before the waivers would have been 3.31%, 3.72%, and 3.69%, respectively. The Fund commenced operations on December 15, 1994.

(d) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the years ended December 31, 1996, 1995, 1994, 1993 and 1992, the expense ratios before the waivers would have been 1.44%, 1.33%, 1.33%, 1.39%, and 1.30%, respectively.

* Annualized.

`D' For fiscal years beginning on or after October 1, 1995, the Funds are required to disclose average commission rate paid per share for purchases and sales of investments.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Global Services Fund, and Royce Equity Income Fund ('Fund' or 'Funds') are four series of The Royce Fund (the 'Trust'), a diversified open-end management investment company. The Trust, originally established as a business trust under the laws of Massachusetts, converted to a Delaware business trust at the close of business on June 28, 1996. Royce Low-Priced Stock Fund and Royce Total Return Fund commenced operations on December 15, 1993, Royce Global Services Fund commenced operations on December 15, 1994, and Royce Equity Income Fund commenced operations on January 2, 1990.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

c. Expenses:

     Expenses directly attributable to each fund are charged to that Fund's operations while expenses applicable to all Funds are allocated in an equitable manner.

d. Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The accompanying Schedules of Investments contain information regarding income taxes under the caption 'Income Tax Information.'

     At December 31, 1996, Royce Equity Income Fund had a net tax basis capital loss carryforward of approximately $428,844, of which $214,422 may be applied annually against any realized net taxable capital gains until December 31, 1998, the expiration date.

e. Distributions:

     For Royce Low-Priced Stock Fund, Royce Total Return Fund, and Royce Global Services Fund, dividends are declared on an annual basis; for Royce Equity Income Fund, dividends are declared on a quarterly basis. Any capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed and distributions in excess of net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

f. Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISER AND DISTRIBUTOR:

     Under the Trust's investment advisory agreements with Quest Advisory Corp. ('Quest'), Quest is paid a monthly fee calculated daily at an annual rate of 1.5%, 1.0%, 1.5% and 1.0% of the average net assets of Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Global Services Fund and Royce Equity Income Fund, respectively. For the year ended December 31, 1996, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Global Services Fund, and Royce Equity Income Fund recorded advisory fees of $122,045 (net of voluntary waivers of $51,828), $12,189 (net of voluntary waivers of $28,758), $0 (net of voluntary waivers of $29,185), and $360,791 (net of $25,696), respectively.

     Quest Distributors, Inc. ('QDI'), the distributor of shares of the Funds, is an affiliate of Quest. QDI voluntarily waived distribution fees of $29,204, $10,236, and $4,864, respectively for Royce Low-Priced Stock Fund, Royce Total Return Fund, and Royce Global Services Fund, for the year ended December 31, 1996. The distribution agreement provides for maximum fees of .25% per annum of each of these Funds' average net assets.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES:

     For the year ended December 31, 1996, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

                   Royce Low-Priced    Royce Total
                      Stock Fund       Return Fund
                   ----------------    ------------
Purchases.......     $ 23,406,211       $5,921,881
Sales...........     $ 14,211,287       $3,779,076

                     Royce Global      Royce Equity
                    Services Fund      Income Fund
                   ----------------    ------------
Purchases.......      $1,686,743       $13,293,140
Sales...........      $1,468,221       $36,881,266

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and Shareholders of Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Global Services Fund and Royce Equity Income Fund:

     We have audited the accompanying statements of assets and liabilities of Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Global Services Fund and Royce Equity Income Fund, including the schedules of investments, accompanying the Annual Report, as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statments. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by managements, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Global Services Fund and Royce Equity Income Fund, as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 14, 1997

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                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as `D'